Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

I have reviewed the annual report of International Baler Corporation (“Company”) on Form 10-K for the year ended October 31, 2021 (the “Report”);

To the best of my knowledge, the Report (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company during the period covered by this Report.

February 15, 2022

/s/ D. Roger Griffin

D. Roger Griffin

Chief Executive Officer